DOUGLAS EMMETT, INC.
(NYSE:DEI)

Supplemental Operating and Financial Data
For the Quarter Ended March 31, 2008

Douglas Emmett, Inc.	TABLE OF CONTENTS

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.  You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Southern California and Honolulu; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in rent control laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; the consequences of any future terrorist attacks; and other risks and uncertainties detailed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Douglas Emmett, Inc.

CORPORATE DATA

Douglas Emmett, Inc.	CORPORATE DATA as of March 31, 2008

Douglas Emmett, Inc. (NYSE: DEI) is a fully integrated, self-administered and self-managed real estate investment trust (REIT), and one of the largest owners and operators of high-quality office and multifamily properties located in submarkets in California and Hawaii. The Company’s properties are concentrated in ten submarkets – Brentwood, Olympic Corridor, Century City, Santa Monica, Beverly Hills, Westwood, Sherman Oaks/Encino, Warner Center/Woodland Hills, Burbank, and Honolulu.  The Company focuses on owning and acquiring a substantial share of top-tier office properties and premier multifamily communities in neighborhoods that possess significant supply constraints, high-end executive housing and key lifestyle amenities.

This Supplemental Operating and Financial Data supplements the information provided in our reports filed with the Securities and Exchange Commission.  Additional information about us and our properties is also available at our website www.douglasemmett.com.

Number of office properties owned (1)	55
Square feet owned (in thousands) (1)	13,313
Office leased rate as of March 31, 2008(2)	95.3%
Office occupied rate as of March 31, 2008(2) (3)	94.3%
Number of multifamily properties owned	9
Number of multifamily units owned	2,868
Multifamily leased rate as of March 31, 2008	99.6%
Market capitalization (in thousands):
Total debt(4) (5)	$3,699,300
Common equity capitalization(6)	$3,440,062
Total market capitalization	$7,139,362
Debt/total market capitalization	51.8%
Common stock data (NYSE:DEI):
Range of closing prices(7)	$20.28-23.39
Closing price at quarter end	$22.06
Weighted average fully diluted shares outstanding (in thousands) (7) (8)	156,513
Shares of common stock outstanding on March 31, 2008 (9)	121,264

(1)	Includes 6 properties totaling 1.4 million square feet acquired at the end of March 2008. All properties are 100% owned except Honolulu Club where we own a two-thirds interest.
(2)	Leased and occupied rates exclude 6 properties acquired at the end of March 2008. The % leased and % occupied for the 6 properties acquired at the end of the quarter was 88.9% and 86.5%, respectively.
(3)	Represents percent leased less signed leases not yet commenced.
(4)	Excludes non-cash loan premium.
(5)	Excludes one-third of the $18 million debt balance carried by a consolidated joint venture formed in 2008, of which our Operating Partnership owns a two-thirds interest.
(6)	Common equity capitalization represents the total number of common shares and OP units outstanding multiplied by the closing price of our stock at the end of the period.
(7)	For the quarter ended March 31, 2008.
(8)	Fully diluted shares shown here represent ownership in our company through common stock and OP units.
(9)	This amount represents undiluted shares, and does not include OP units.

Douglas Emmett, Inc.	INVESTOR INFORMATION

CORPORATE
808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401
(310) 255-7700

BOARD OF DIRECTORS

Dan A. Emmett Chairman of the Board, Douglas Emmett, Inc	Leslie E. Bider Former Chairman and Chief Executive Officer, Warner Chapel Music, Inc. and Private Investor	Thomas E. O’Hern Executive Vice President, Chief Financial Officer and Treasurer, Macerich Company
Jordan L. Kaplan President and Chief Executive Officer, Douglas Emmett, Inc.	Victor J. Coleman Former President and Chief Operating Officer, Arden Realty, Inc. and Managing Director, Hudson Capital, LLC	Dr. Andrea L. Rich Former President and Chief Executive Officer, Los Angeles Museum of Art, and Former Executive Vice Chancellor and Chief Operating Officer, University of California Los Angeles
Kenneth M. Panzer Chief Operating Officer, Douglas Emmett, Inc.	Ghebre Selassie Mehreteab Chief Executive Officer, NHP Foundation	William Wilson III Former Chairman, Cornerstone Properties, Inc., Managing Partner, Wilson Meany Sullivan, LLC

EXECUTIVE AND SENIOR MANAGEMENT

Jordan L. Kaplan President and Chief Executive Officer	Kenneth M. Panzer Chief Operating Officer	William Kamer Chief Financial Officer
Allan B. Golad SVP, Property Management	Gregory R. Hambly Chief Accounting Officer	Michael J. Means SVP, Commercial Leasing

INVESTOR RELATIONS

Mary C. Jensen
Vice President - Investor Relations
(310) 255-7751
Email Contact: mjensen@douglasemmett.com
Please visit our corporate website at: www.douglasemmett.com

Douglas Emmett, Inc.

CONSOLIDATED FINANCIAL RESULTS

Douglas Emmett, Inc.	BALANCE SHEETS (in thousands)

	March 31,	December 31,
	2008	2007
Assets	(unaudited)
Investment in real estate:
Land	$887,453	$825,560
Buildings and improvements	5,475,767	4,978,124
Tenant improvements and lease intangibles	531,315	460,486
	6,894,535	6,264,170
Less: accumulated depreciation	(298,863)	(242,114)
Net investment in real estate	6,595,672	6,022,056

Cash and cash equivalents	4,493	5,843
Tenant receivables, net	252	955
Deferred rent receivables, net	25,076	20,805
Interest rate contracts	149,633	84,600
Acquired lease intangible assets, net	22,210	24,313
Other assets	27,037	31,396
Total assets	$6,824,373	$6,189,968

Liabilities
Secured notes payable	$3,705,300	$3,080,450
Unamortized non-cash debt premium	24,068	25,227
Interest rate contracts	286,762	129,083
Accrued interest payable	15,290	13,963
Accounts payable and accrued expenses	51,592	48,741
Acquired lease intangible liabilities, net	206,070	218,371
Security deposits	34,278	31,309
Dividends payable	22,737	19,221
Total liabilities	4,346,097	3,566,365

Minority interests	556,125	793,764

Stockholders’ Equity
Common stock	1,213	1,098
Additional paid-in capital	2,272,234	2,019,716
Accumulated other comprehensive income	(192,009)	(101,163)
Accumulated deficit	(159,287)	(89,812)
Total stockholders’ equity	1,922,151	1,829,839
Total liabilities and stockholders’ equity	$6,824,373	$6,189,968

Douglas Emmett, Inc.	QUARTERLY OPERATING RESULTS (unaudited and in thousands, except per share data)

	3-Months Ended March 31, 2008	3-Months Ended March 31, 2007
Revenues:
Office rental:
Rental revenues	$99,016	$91,612
Tenant recoveries	5,368	8,186
Parking and other income	12,660	11,100
Total office revenues	117,044	110,898
Multifamily rental:
Rental revenues	17,224	16,514
Parking and other income	560	491
Total multifamily revenues	17,784	17,005
Total revenues	134,828	127,903
Operating Expenses:
Office expenses	31,364	33,294
Multifamily expenses	3,877	4,923
General and administrative	5,285	5,042
Depreciation and amortization	56,749	51,121
Total operating expenses	97,275	94,380
Operating income	37,553	33,523
Interest and other income	409	82
Interest expense	(41,203)	(38,302)
Loss before minority interests	(3,241)	(4,697)
Minority interests	741	1,424
Net loss	$(2,500)	$(3,273)
Net loss per common share – basic and diluted(1)	$(0.02)	$(0.03)
Weighted average shares of common stock outstanding – basic and diluted(1)	118,284	115,006

(1)
Diluted shares are calculated in accordance with GAAP accounting literature, and include common stock plus dilutive equity instruments, as appropriate.  This amount excludes OP units, which are included in the non-GAAP calculation of fully diluted shares on page 2.

Douglas Emmett, Inc.	FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS (unaudited and in thousands, except per share date)

	3-Months Ended March 31, 2008	3-Months Ended March 31, 2007
Funds From Operations (FFO) (1)
Net Loss	$(2,500)	$(3,273)
Depreciation and amortization of real estate assets	56,749	51,118
Minority interests attributable to operating partnership (2)	(804)	(1,424)
FFO	$53,445	$46,421
Adjusted Funds From Operations (AFFO) (3)
FFO	$53,445	$46,421
Straight-line rent adjustment	(4,271)	(4,505)
Amortization of acquired above and below market leases	(10,198)	(9,863)
Amortization of interest rate contracts and loan premium	640	2,474
Amortization of prepaid financing	362	249
Recurring capital expenditures, tenant improvements and leasing commissions	(5,558)	(5,929)
Non-cash compensation expense	3,291	626
AFFO	$37,711	$29,473
Weighted average share equivalents outstanding (in thousands)- diluted	156,513	166,391
FFO per share- diluted	$0.34	$0.28
Dividends per share declared	$0.1875	$0.175
AFFO payout ratio	77.33%	97.99%

(1)
We calculate funds from operations before minority interest (FFO) in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT). FFO represents net income (loss), computed in accordance with accounting principles generally accepted in the United States of America (GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that results from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends. FFO should not be used as a supplement to or substitute for cash flow from operating activities computed in accordance with GAAP.

(2)	Excludes the minority interest attributable to a consolidated joint venture formed in 2008, of which our Operating Partnership owns a two-thirds interest.
(3)
Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance.  We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and straight-line rents, and then subtracting recurring capital expenditures, tenant improvements and leasing commissions.  AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs.  We believe that net income is the most directly comparable GAAP financial measure to AFFO.  We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

Douglas Emmett, Inc.	DEBT BALANCES as of March 31, 2008 (unaudited and in thousands)

	Principal Balance		Fixed/Floating Rate	Hedged Annual Interest Rate(1)	Maturity Date	Swap Maturity Date
Variable Rate Swapped to Fixed Rate:
Modified Term Loan I(2)(3)	$2,300,000		LIBOR + 0.85%	5.20%	08/31/12	08/01/10 - 08/01/12
Term Loan II(4)(5)	225,000		LIBOR + 1.50%	--(5)	04/01/15	--
Fannie Mae Loan I(6)	293,000		DMBS + 0.60%	4.76	06/01/12	08/01/11
Fannie Mae Loan II(6)	95,080		DMBS + 0.60%	5.86	06/01/12	08/01/11
Fannie Mae Loan III(6)	36,920		DMBS + 0.60%	5.86	02/01/15	08/01/11
Fannie Mae Loan IV(6)	75,000		DMBS + 0.76%	4.93	02/01/15	08/01/11
Fannie Mae Loan V(6)	82,000		LIBOR + 0.62%	5.70	02/01/16	03/01/12
Fannie Mae Loan VI(6)	18,000		LIBOR + 0.62%	5.90	06/01/17	06/01/12
Subtotal	3,125,000	(7)		5.20%

Variable Rate:
General Electric Bridge Loan	380,000		LIBOR + 2.00%	--	01/02/09	--
Wells Fargo Loan(8)	18,000		LIBOR + 1.25%	--	03/01/10	--
$370 Million Senior Secured Revolving Credit Facility(9)	182,300		LIBOR / Fed Funds +(10)	--	10/30/09	--
Subtotal	3,705,300
Add: Unamortized Non-Cash Loan Premium(11)	24,068
Total	$3,729,368

(1)	Includes the effect of interest rate contracts. Based on actual/365-day basis and excludes amortization of loan fees and unused fees on credit line.
(2)	Secured by seven separate cross collateralized pools. Requires monthly payments of interest only, with outstanding principal due upon maturity.
(3)
Includes $1.11 billion swapped to 4.89% until August 1, 2010; $545.0 million swapped to 5.75% until December 1, 2010; $322.5 million swapped to 4.98% until August 1, 2011; and $322.5 million swapped to 5.02% until August 1, 2012.

(4)
Represents a $340 million loan facility, of which $225 million was funded on March 18, 2008.  The remaining $115 million will be funded on May 1, 2008.  Secured by four properties in a separate cross-collateralized pool.  Requires monthly payments of interest only, with outstanding principal due upon maturity.

(5)
During the first quarter, we entered into interest rate swap contracts that effectively fix the interest rate on this $340 million facility at 4.84% (or 4.77% on an actual/360-day basis) effective in the second quarter of 2008.

(6)	Secured by four separate collateralized pools. Fannie Mae Discount Mortgage-Backed Security (DMBS) generally tracks 90-day LIBOR.
(7)
As of March 31, 2008, the weighted average remaining life of our total outstanding debt is 4.3 years, and the weighted average remaining life of the interest rate swaps is 3.0 years.  Adjusting for the $340 million of swaps that take effect in the second quarter of 2008, the weighted average remaining life of the interest rate swaps is 3.2 years.  These swaps lower the overall effective hedged rate of 5.20% at March 31, 2008 to 5.18% (based on actual/365-day basis).

(8)	This loan is carried by a consolidated joint venture formed in 2008, of which our Operating Partnership owns a two-thirds interest.
(9)	This credit facility is secured by nine properties and has two-one year extension options available.
(10)
This revolver bears interest at either LIBOR +0.70% or Fed Funds +0.95% at our election.  If the amount outstanding exceeds $262.5 million, the credit facility bears interest at either LIBOR +0.80% or Fed Funds +1.05% at our election.

(11)	Represents non-cash mark-to-market adjustment on variable rate debt associated with office properties.

Douglas Emmett, Inc.

PORTFOLIO DATA

Douglas Emmett, Inc.	OFFICE PORTFOLIO SUMMARY as of March 31, 2008

Submarket	Number of Properties	Rentable Square Feet (1)	Percent of Total

West Los Angeles
Brentwood	13	1,390,630	10.4%
Olympic Corridor	5	1,096,016	8.2
Century City	3	915,979	6.9
Santa Monica	8	968,361	7.3
Beverly Hills	6	1,338,446	10.1
Westwood	2	396,807	3.0
San Fernando Valley
Sherman Oaks/Encino	11	3,175,227	23.9
Warner Center/Woodland Hills	3	2,852,843	21.4
Tri-Cities
Burbank	1	420,949	3.1
Honolulu	3	757,635	5.7
Total	55	13,312,893	100.0%

(1)
Based on BOMA 1996 remeasurement.  Total consists of 12,423,811 leased square feet, 718,373 available square feet, 73,983 building management use square feet, and 96,726 square feet of BOMA 1996 adjustment on leased space.

Douglas Emmett, Inc.	OFFICE PORTFOLIO OCCUPANCY AND IN-PLACE RENTS as of March 31, 2008

Submarket	Percent Leased(1)	Annualized Rent(2)	Annualized Rent Per Leased Square Foot(3)	Monthly Rent Per Leased Square Foot

West Los Angeles
Brentwood	96.7%	$47,878,148	$36.11	$3.01
Olympic Corridor	94.2	30,388,231	30.05	2.50
Century City	99.0	30,714,618	34.58	2.88
Santa Monica (4)	98.6	40,346,883	47.81	3.98
Beverly Hills	98.7	22,543,836	40.34	3.36
Westwood	97.2	12,857,882	34.66	2.89
San Fernando Valley
Sherman Oaks/Encino	95.3	79,795,295	29.74	2.48
Warner Center/Woodland Hills	92.1	64,828,418	27.95	2.33
Tri-Cities
Burbank	100.0	13,383,871	31.79	2.65
Honolulu	90.4	21,816,538	33.56	2.80
Total(5)	95.3%	$364,553,720	$32.92	$2.74

Recurring Capital Expenditures
- Office (per rentable square foot) for the three months ended March 31, 2008			$0.07

(1)	Includes 120,643 square feet with respect to signed leases not yet commenced.
(2)
Represents annualized monthly cash rent under leases commenced as of March 31, 2008 (excluding 120,643 square feet with respect to signed leases not yet commenced).  The amount reflects total cash rent before abatements.  For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(3)	Represents annualized rent divided by leased square feet (excluding 120,643 square feet with respect to signed leases not commenced) as set forth in note (1) above for the total.
(4)	Includes $1,108,103 of annualized rent attributable to our corporate headquarters at our Lincoln/Wilshire property.
(5)
Office portfolio occupancy and in-place rents exclude the 6 properties acquired at the end of March 2008.  As of March 31, 2008, the 6 new properties were 88.9% leased and had $35,617,240 annualized rent.  Annualized rent per leased square foot (excluding 33,794 square feet with respect to signed leases not commenced) was $29.76.

Douglas Emmett, Inc.	MULTIFAMILY PORTFOLIO SUMMARY as of March 31, 2008

Submarket	Number of Properties	Number of Units	Percent of Total

West Los Angeles
Brentwood	5	950	33%
Santa Monica	2	820	29
Honolulu	2	1,098	38
Total	9	2,868	100%

Submarket	Percent Leased	Annualized Rent (1)	Monthly Rent Per Leased Unit

West Los Angeles
Brentwood	99.7%	$23,761,147	$2,091
Santa Monica(2)	99.9	20,104,176	2,046
Honolulu	99.3	18,718,692	1,431
Total	99.6%	$62,584,015	$1,826

Recurring Capital Expenditures
- Multifamily (per unit) for the three months ended March 31, 2008			$92

(1)	Represents March 31, 2008 multifamily rental income annualized.
(2)	Excludes 10,013 square feet of ancillary retail space, which generated $287,487 of annualized rent as of March 31, 2008.

Douglas Emmett, Inc.	TENANT DIVERSIFICATION (1.0% or Greater of Annualized Rent) as of March 31, 2008

	Number of Leases	Number of Properties	Lease Expiration(1)	Total Leased Square Feet	Percent of Rentable Square Feet	Annualized Rent(2)	Percent of Annualized Rent

Time Warner(3)	4	4	2008-2019	642,845	4.8%	$21,096,069	5.3%
AIG SunAmerica	1	1	2013	182,010	1.4	5,211,950	1.3
Health Net Inc.(4)	2	1	2008-2014	176,530	1.3	4,671,172	1.2
The Endeavor Agency, LLC	2	1	2019	103,421	0.8	4,202,030	1.0
Blue Shield of California	1	1	2009	135,106	1.0	3,939,691	1.0
Metrocities Mortgage, LLC(5)	2	2	2010-2015	138,040	1.1	3,936,159	1.0
Total	12	10		1,377,952	10.4%	$43,057,071	10.8%

(1)	Expiration dates are per leases and do not assume exercise of renewal, extension or termination options. For tenants with multiple leases, expirations are shown as a range.
(2)
Represents annualized monthly cash rent under leases commenced as of March 31, 2008.  The amount reflects total cash rent before abatements. For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(3)
Includes a 10,000 square foot lease expiring in October 2008, a 62,000 square foot lease expiring in June 2010, a 150,000 square foot lease expiring in April 2016, and a 420,000 square foot lease expiring in September 2019.

(4)	Includes a 51,000 square foot lease expiring in December 2008 and a 125,000 square foot lease expiring in December 2014.
(5)	Includes a 8,000 square foot lease expiring in September 2010 and a 130,000 square foot lease expiring in February 2015.

Douglas Emmett, Inc.	INDUSTRY DIVERSIFICATION as of March 31, 2008

Industry	Number of Leases	Annualized Rent as a Percent of Total

Legal	362	16.2%
Financial Services	285	15.3
Entertainment	130	11.3
Accounting and Consulting	212	8.9
Real Estate	175	8.8
Health Services	292	8.7
Insurance	89	7.7
Retail	176	7.2
Technology	77	4.0
Advertising	62	3.4
Public Administration	32	1.7
Educational Services	12	0.8
Other	233	6.0
Total	2,137	100.0%

Douglas Emmett, Inc.	LEASE DISTRIBUTION as of March 31, 2008

Square Feet Under Lease	Number of Leases	Leases as a Percent of Total	Rentable Square Feet (1)	Square Feet as a Percent of Total	Annualized Rent(2)	Annualized Rent as a Percent of Total

2,500 or less	1,049	49.1%	1,433,713	10.8%	$48,817,515	12.2%
2,501-10,000	807	37.8	3,912,120	29.4	127,100,769	31.8
10,001-20,000	187	8.8	2,631,673	19.8	83,996,571	21.0
20,001-40,000	65	3.0	1,806,153	13.5	59,484,167	14.8
40,001-100,000	22	1.0	1,238,757	9.3	42,754,948	10.7
Greater than 100,000	7	0.3	1,246,958	9.4	38,016,990	9.5
Subtotal	2,137	100.0%	12,269,374	92.2%	400,170,960	100.0%
Available	-	-	718,373	5.4	-	-
BOMA Adjustment(3)	-	-	96,726	0.7	-	-
Building Management Use	-	-	73,983	0.5	-	-
Signed leases not commenced	-	-	154,437	1.2	-	-
Total	2,137	100.0%	13,312,893	100.0%	$400,170,960	100.0%

(1)
Based on BOMA 1996 remeasurement.  Total consists of  12,423,811 leased square feet (includes 154,437 square feet with respect to signed leases not commenced), 718,373 available square feet, 73,983 building management use square feet, and 96,726 square feet of BOMA 1996 adjustment on leased space.

(2)
Represents annualized monthly cash base rent (i.e., excludes tenant reimbursements, parking and other revenue) under leases commenced as of March 31, 2008 (excluding 154,437 square feet with respect to signed leases not yet commenced).  The amount reflects total cash rent before abatements. For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(3)	Represents square footage adjustments for leases that do not reflect BOMA 1996 remeasurement.

Douglas Emmett, Inc.	LEASE EXPIRATIONS as of March 31, 2008

Year of Lease Expiration	Number of Leases Expiring	Rentable Square Feet(1)	Expiring Square Feet as a Percent of Total	Annualized Rent(2)	Annualized Rent as a Percent of Total	Annualized Rent Per Leased Square Foot(3)	Annualized Rent Per Leased Square Foot at Expiration(4)

Available	-	718,373	5.4%	$-	- %	$-	$-
2008	300	1,053,883	7.9	33,237,362	8.3	31.54	31.77
2009	458	1,898,544	14.3	59,505,776	14.9	31.34	32.30
2010	413	1,772,138	13.3	59,179,669	14.8	33.39	35.64
2011	325	1,625,247	12.2	53,065,159	13.3	32.65	36.27
2012	277	1,544,943	11.6	52,134,275	13.0	33.75	38.48
2013	161	1,294,666	9.7	43,162,988	10.8	33.34	40.92
2014	78	729,303	5.5	22,970,953	5.7	31.50	39.19
2015	41	540,512	4.1	16,486,291	4.1	30.50	39.25
2016	30	615,805	4.6	19,968,814	5.0	32.43	39.45
2017	27	270,979	2.0	8,736,384	2.2	32.24	43.23
2018	18	213,283	1.6	8,477,534	2.1	39.75	61.64
Thereafter	9	710,071	5.3	23,245,755	5.8	32.74	42.27
BOMA Adjustment(5)	-	96,726	0.7	-	-	-	-
Building Management Use	-	73,983	0.6	-	-	-	-
Signed leases not commenced	-	154,437	1.2	-	-	-	-
Total/Weighted Average	2,137	13,312,893	100.0%	$400,170,960	100.0%	$32.62	$37.35

(1)
Based on BOMA 1996 remeasurement.  Total consists of 12,423,811 leased square feet (includes 154,437 square feet with respect to signed leases not commenced), 718,373 available square feet 73,983 building management use square feet, and 96,726 square feet of BOMA 1996 adjustment on leased space.

(2)	Represents annualized monthly base rent under leases commenced as of March 31, 2008. The amount reflects total base rent before abatements.
(3)	Represents annualized rent divided by leased square feet.
(4)	Represents annualized rent at expiration divided by leased square feet.
(5)	Represents the square footage adjustments for leases that do not reflect BOMA 1996 remeasurement.

Douglas Emmett, Inc.	QUARTERLY LEASE EXPIRATIONS – NEXT FOUR QUARTERS as of March 31, 2008

Submarket		Q2 2008	Q3 2008	Q4 2008	Q1 2009

West Los Angeles
Brentwood	Expiring SF	28,025	35,787	37,570	44,644
	Rent per SF(1)	$35.13	$33.10	$35.38	$35.06
Olympic Corridor	Expiring SF	60,390	34,215	18,356	40,002
	Rent per SF(1)	$31.34	$28.05	$28.32	$27.98
Century City	Expiring SF	13,304	5,473	6,980	31,561
	Rent per SF(1)	$42.38	$33.31	$34.07	$34.04
Santa Monica	Expiring SF	23,289	80,873	22,928	17,872
	Rent per SF(1)	$52.77	$37.56	$40.09	$49.93
Beverly Hills	Expiring SF	30,797	28,654	61,442	29,693
	Rent per SF(1)	$30.87	$33.21	$34.84	$32.26
Westwood	Expiring SF	4,238	10,542	9,011	14,460
	Rent per SF(1)	$36.86	$36.13	$36.22	$33.26
San Fernando Valley
Sherman Oaks/Encino	Expiring SF	66,611	98,057	115,578	90,486
	Rent per SF(1)	$26.87	$29.59	$28.42	$30.48
Warner Center/Woodland Hills	Expiring SF	22,224	64,320	153,478	108,951
	Rent per SF(1)	$27.02	$26.76	$29.75	$28.30
Tri-Cities
Burbank	Expiring SF	-	-	-	-
	Rent per SF(1)	$-	$-	$-	$-
Honolulu	Expiring SF	6,595	1,107	14,039	4,575
	Rent per SF(1)	$34.35	$30.36	$29.12	$30.78
Total	Expiring SF	255,473	359,028	439,382	382,244
	Rent per SF(1)	$32.86	$31.62	$31.25	$31.58

(1)
Represents annualized base rent (i.e., excludes tenant reimbursements, parking and other revenue) per leased square foot at expiration.  The amount reflects total cash rent before abatements.  For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(2)	As of March 31, 2008, 282,469 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter.
(3)	As of March 31, 2008, 250,141 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter.
(4)	As of March 31, 2008, 53,433 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter.
(5)	As of March 31, 2008, 40,377 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter.

Douglas Emmett, Inc.	OFFICE PORTFOLIO LEASING ACTIVITY For the three months ended March 31, 2008

Gross New Leasing Activity
Rentable square feet		175,403
Number of leases		41
Gross Renewal Leasing Activity
Rentable square feet		298,294
Number of leases		58
Net Absorption(1)
Leased rentable square feet		(46,368)
Cash Rent Growth(2)
Expiring Rate		$31.03
New/Renewal Rate		$37.69
Increase		21.4%
Straight-Line Rent Growth(3)
Expiring Rate		$29.28
New/Renewal Rate		$40.47
Increase		38.2%
Weighted Average Lease Terms
New (in months)		56
Renewal (in months)		49

Tenant Improvement and Leasing Commissions (per rentable square foot) (4)	Total Lease Transaction Costs	Annual Lease Transaction Costs
New leases	$17.63	$3.77
Renewal leases	$ 9.55	$2.35
Blended	$12.54	$2.92

(1)	Net absorption excludes acquisition of 7 properties totaling 1.50 million square feet during the first quarter of 2008.
(2)	Represents the difference between initial stabilized cash rents on new and renewal leases as compared to the expiring cash rents on the same space.
(3)	Represents a comparison between straight-line rent on expiring leases and the straight-line rent for new leases on the same space.
(4)	Represents weighted average lease transaction costs based on the leases executed in the current quarter in our properties, including repositioned properties.